Exhibit 10.9

                                                              Execution Version


           SECOND AMENDMENT TO CREDIT AGREEMENT, WAIVER AND RELEASE OF
                         EUROPEAN INVESTMENT COLLATERAL


     THIS SECOND AMENDMENT TO CREDIT AGREEMENT, WAIVER AND RELEASE OF EUROPEAN INVESTMENT COLLATERAL (this "Amendment") is made and entered into as of this 7th day of January, 2005 by and among COMPX INTERNATIONAL INC., a Delaware corporation (the "Borrower"), the banks and lending institutions party to the Credit Agreement referred to below (the "Lenders"), and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, in its capacity as administrative agent for the Lenders (the "Administrative Agent").

     The Lenders have extended certain credit facilities to the Borrower pursuant to the Credit Agreement dated as of January 22, 2003, by and among the Borrower, the Lenders and the Administrative Agent (as amended by the First Amendment to Credit Agreement dated as of October 20, 2003, and as otherwise amended, restated, supplemented or modified from time to time, the "Credit Agreement").

     The Borrower desires to dispose of its European subsidiaries (the "European Subsidiary Sale") through a sale of all of the capital stock of CompX Europe B.V., a Netherlands corporation ("CompX Europe").

     The Borrower has requested that the  Administrative  Agent and the Lenders:
(i) waive the asset sale prohibition in the Credit Agreement to the extent necessary to permit the European Subsidiary Sale, (ii) waive the mandatory commitment reduction requirements in the Credit Agreement as it pertains to the European Subsidiary Sale, (iii) waive the investment restriction covenant in the Credit Agreement to the extent necessary to permit the Borrower to receive partial payment for the European Subsidiary Sale in the form of a subordinated note from the purchaser thereof (the "Subordinated Note"); (iv) delete CompX Europe and each of its direct and indirect subsidiaries from the subsidiary schedule to the Credit Agreement, and (v) release that portion of the capital stock of CompX Europe which is pledged to the Administrative Agent for the benefit of the Lenders pursuant to the Collateral Agreement (as defined in the Credit Agreement).

     NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

     1. Capitalized Terms. All capitalized undefined terms used in this Amendment shall have the meanings assigned thereto in the Credit Agreement.

     2. Waivers under Credit Agreement. So long as (a) immediately before and after giving effect hereto there shall exist no Default or Event of Default under the Credit Agreement, (b) the proceeds to Borrower represented by cash and the principal amount of any note issued by the purchaser of CompX Europe (including but not limited to the Subordinated Note) from the European

Subsidiary Sale shall be at least US$20,000,000, and (c) the European Subsidiary Sale shall be consummated pursuant to a sale agreement in substantially the form and on substantially the terms furnished to the Administrative Agent and approved by it in its reasonable discretion, the Lenders hereby waive: (i) the provisions of Section 10.5 of the Credit Agreement (Limitations on Sale of Assets) to the extent necessary to permit the European Subsidiary Sale; (ii) the provisions of Section 2.7 of the Credit Agreement (Permanent Reduction of the Aggregate Commitment and the Alternative Currency Commitment) to eliminate the requirement that the Aggregate Commitment be reduced by the proceeds of the European Subsidiary Sale, it being agreed that the Aggregate Commitment will be unchanged thereby; and (iii) the provisions of Section 10.3 of the Credit Agreement (Limitation on Loans, Advances, Investments and Acquisitions) to the extent necessary to permit the Borrower to accept non-cash consideration for the European Subsidiary Sale in the form of a subordinated note from the purchaser of CompX Europe in an aggregate principal amount not to exceed (euro)4,000,000; each of such foregoing waivers to take effect as of the Effective Time (as defined below).

     3. Amendment to Schedule 6.1(b) to Credit Agreement. Effective as of the Effective Time (as defined below), Schedule 6.1(b) to the Credit Agreement (Subsidiaries) is hereby amended to delete the references to CompX Europe B.V., Thomas Regout Holding B.V., Thomas Regout Nederland B.V., Thomas Regout B.V. and Thomas Regout International B.V.

     4. Release of Pledged Stock. Effective as of the Effective Time (as defined below), the Administrative Agent and the Lenders hereby release their lien and security interest in the capital stock of CompX Europe pledged pursuant to the Collateral Agreement.

     5. Effective Time of this Amendment; Deadline for European Subsidiary Sale Permissions. This Amendment shall become effective (the "Effective Time") simultaneously with the closing of the European Subsidiary Sale, subject to fulfillment of the following conditions:

          (a) Amendment Documents. The Administrative Agent shall have received this Amendment executed by the Borrower, each of the Subsidiary Guarantors and each of the Lenders.

          (b) Amendment Fee. The Administrative Agent shall have received, for the account of each Lender on or prior to the date of execution hereof, an amendment fee in an amount equal to 0.05% of the aggregate amount of each Lender's Commitment, which amendment fee shall be nonrefundable whether or not the European Subsidiary Sale is consummated and whether or not this Amendment ever becomes effective.

          (c) European Subsidiary Sale Conditions; Deadline for European Subsidiary Sale. Each of the conditions set forth in clauses (a), (b) and
     (c) of Section 2 hereof shall have been satisfied and the European Subsidiary Sale shall have closed no later than the first anniversary of the date hereof (as set forth in the preamble hereto).

          (d) Sale Agreement; Other Documents. The Administrative Agent shall have received a true and correct copy of the sale agreement and any other relevant associated agreements effecting the European Subsidiary Sale in substantially the final form thereof and shall have received any other documents, certificates or instruments reasonably requested thereby.
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If any of the foregoing  conditions to the effectiveness of this Amendment shall remain unsatisfied at the closing of the European Subsidiary Sale, then notwithstanding the prior execution hereof by the parties hereto, this Amendment and the waivers, amendment and release otherwise effected hereby shall become null and void and of no further force and effect, without any further action on the part of any party hereto, and the Credit Agreement, Loan Documents and Collateral shall continue as in effect without giving effect to any of the waiver, amendment or release provisions hereof; provided, however, that , notwithstanding the foregoing, Borrower shall remain obligated for the amendment fee and all costs and expense reimbursements provided for herein.

     6. Effect of the Amendment. Except as expressly modified hereby, the Credit Agreement and the other Loan Documents shall be and remain in full force and effect. This Amendment shall not be deemed (a) to be a waiver of, or consent to, a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document or (b) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended or modified from time to time.

     7. Representations and Warranties/No Default.

          (a) By its execution hereof, the Borrower hereby certifies that (i) each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct as of the date hereof (before and after giving effect to the European Subsidiary Sale and the waivers hereunder) as if fully set forth herein unless such representations and warranties relate to a specific date, in which case such representations and warranties shall be true and correct as of such specific date and (ii) no Default or Event of Default has occurred and is continuing as of the date hereof nor will such Default or Event of Default exist under the Credit Agreement (including without limitation, Article IX (Financial Covenants) thereof) after giving effect to this Amendment and to the European Subsidiary Sale.

          (b) By its execution hereof, the Borrower represents and warrants that as of the date hereof there are no claims or offsets against or defenses or counterclaims to any of the obligations of the Borrower or any Subsidiary Guarantor under the Credit Agreement or any other Loan Document.

          (c) By its execution hereof, the Borrower hereby represents and warrants that the Borrower and each Subsidiary Guarantor has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment and each other document executed in connection herewith to which it is a party in accordance with their respective terms. This Amendment and each other document executed in connection herewith has been duly executed and delivered by the duly authorized officers of the Borrower and each Subsidiary Guarantor, and each such document constitutes the legal, valid and binding obligation of the Borrower and each Subsidiary Guarantor, enforceable in accordance with its terms.

     8. Acknowledgement by Subsidiary Guarantors. By their execution hereof, each of the Subsidiary Guarantors hereby expressly (a) consents to the waivers, release, modifications and amendments set forth in this Amendment, (b) reaffirms all of its respective covenants, representations, warranties and other obligations set forth in the Subsidiary Guaranty Agreement and the other Loan Documents to which it is a party and (c) acknowledges, represents and agrees that its respective covenants, representations, warranties and other obligations set forth in the Subsidiary Guaranty Agreement and the other Loan Documents to which it is a party remain in full force and effect.

     9. Costs and Expenses. The Borrower shall pay all reasonable out-of-pocket costs and expenses of the Administrative Agent invoiced to the Borrower in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent.

     10. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.

     11. Counterparts. This Amendment may be executed in separate counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.

     12. Fax Transmission. A facsimile, telecopy or other reproduction of this Amendment may be executed by one or more parties hereto, and an executed copy of this Amendment may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Amendment as well as any facsimile, telecopy or other reproduction hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date and year first above written.

                            BORROWER:

                            COMPX INTERNATIONAL INC., as Borrower


                            By:
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                            Name:
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                            Title:
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                            SUBSIDIARY GUARANTORS:


                            COMPX SECURITY PRODUCTS, INC.


                            By:
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                            Name:
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                            Title:
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                             THOMAS REGOUT USA, INC.


                             By:
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                             Name:
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                             Title:
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                             AGENT AND LENDERS:

                             WACHOVIA BANK, NATIONAL ASSOCIATION,
                             as Administrative Agent and Lender


                             By:
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                             Name:
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                             Title:
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                             COMPASS BANK, as Lender

                             By:
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                             Name:
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                             Title:
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                             COMERICA BANK, as Lender


                             By:
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                             Name:
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                             Title:
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